SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2007

EP MedSystems, Inc.

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

0-28260	22-3212190
(Commission File Number)	(IRS Employer Identification No.)

575 Route 73 North, Bldg. D

West Berlin, New Jersey 08091

(Address of Principal Executive Offices and Zip Code)

(856) 753-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On January 11, 2007, EP MedSystems, Inc. (the “Company”) announced in a press release, attached hereto as Exhibit 99.1, that it had entered into joint development and distribution agreements (the “Agreements”) with Philips Medical Systems North America Company (“Philips”). The Agreements allow for the development of intracardiac echo (ICE) imaging on Philips HD11XE ultrasound systems and provide EP MedSystems with rights to distribute the HD11XE ultrasound systems under the trade name ViewMate ™ II ultrasound system. The Agreements also allow Philips to sell ICE equipped HD11XE systems to certain customers in Philips sales territories. The Agreements include customary contractual terms including, but not limited to, payment, warranty, end user training, indemnification, and limitations on liability.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Press release dated January 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP MedSystems, Inc.

	By	/s/ Matthew C. Hill
Date: January 16, 2007		Matthew C. Hill
Chief Financial Officer